Summary

AIN: 5237022014

Situs Address

701 CORPORATE CENTER DR
MONTEREY PARK CA, 91754-7615

Use Type:	Commercial	**Parcel Status:**	ACTIVE	**Tax Status:**	CURRENT
Parcel Type:	Regular Fee Parcel	**Create Date:**		**Year Defaulted:**	
Tax Rate Area:	01840	**Delete Date:**		**Exemption:**	None
				Misfortune & Calamity Status:	N/A

Building (0101) & Land Overview

Use Code:	1705	**Units:**	0	**Use Code:**	1705
Design Type:	2700	**Beds/Baths:**	0/0	**Design Type:**	2700
Quality Class:		**Building SqFt:**	22000	**Land SqFt:**	0

Parcel Map / Map Index

Assessment Values

	2026 Roll Prep	2025 Current Roll	RC	YEAR	2007 Base Year
Land	$5,165,697.00	$5,064,409.00	T	2007	$3,780,000.00
Improvements	$16,945,684.00	$16,613,416.00	T	2007	$12,400,000.00
Total	$22,111,381.00	$21,677,825.00			$16,180,000.00

NOTE: Assessment Values are determined by the Assessor. For your latest tax bill and tax amounts due, please visit the Treasurer & Tax Collector website.

Assessor's Responsible Division

District	**Phone:**	(213) 974-3108	**Region:**	23
Hall of Administration	**Toll Free:**	1 (888) 807-2111	**Cluster:**	23675
500 W. Temple St. Room 180	**Hours:**	M-F 8:00 am to 5:00 pm		
Los Angeles, CA 90012-2770				

Building and Land Characteristics

Land Information

Use Code: 1705 (Office Building)
1: Commercial
7: Office Building
0: Unused or Unknown Code (No Meaning)
5: Five Stories

Total SqFt(GIS):	0
Total SqFt(PDB):	0
Usable SqFt:	290545
Acres:	
Land W'xD':	0 x 0

Sewers:	Y
Flight Path:	N
X-Traffic:	Y
Freeway:	N

Corner Lot:	N
Golf Front:	N
Horse Lot:	N
View:	None

Zoning:	(Refer Issuing Agency)
Code Split:	N
Impairment:	None

Legal Description (for assessment purposes):
*TR=42611 LOT 22

Building Information

Design Type: (2700)
2: Commercial
7: Parking Lot (Commercial or Patron)
0: Unused or Unknown Code (No Meaning)
0: Unused or Unknown Code (No Meaning)

SUBPART:	0102
Design Type:	2700
Quality Class:	

Units:	0
Beds/Baths:	0/0
Building SqFt:	22000

Year Built:	1986
Effective Year:	1986
Depreciation:	C20 / /0

RCN Other:	0
RCN Other Trended:	0
Year Change:	1987

Design Type: (2700)
2: Commercial
7: Office Building
0: Unused or Unknown Code (No Meaning)
0: Unused or Unknown Code (No Meaning)

SUBPART:	0202
Design Type:	1700
Quality Class:	AX

Units:	0
Beds/Baths:	0/0
Building SqFt:	107629

Year Built:	1986
Effective Year:	1986
Depreciation:	

MC60/Partially Complete Imp, Misplaced Imp and/or Partially Complete Imp /0

RCN Other:	0
RCN Other Trended:	0
Year Change:	1987

Summary

AIN: 5237022046

Situs Address

,

Use Type:	Vacant Land	**Parcel Status:**	ACTIVE	**Tax Status:**	CURRENT
Parcel Type:	Regular Fee Parcel	**Create Date:**	01/02/1998	**Year Defaulted:**	
Tax Rate Area:	12385	**Delete Date:**		**Exemption:**	None
				Misfortune & Calamity Status:	N/A

Building (0101) & Land Overview

Use Code:	100V	**Units:**		**Use Code:**	100V
Design Type:		**Beds/Baths:**	/	**Design Type:**	
Quality Class:		**Building SqFt:**		**Land SqFt:**	5570

Parcel Map / Map Index

Assessment Values

	2026 Roll Prep	2025 Current Roll	RC	YEAR	2007 Base Year
Land	$95,652.00	$93,777.00	T	2007	$70,000.00
Improvements	$0.00	$0.00	T	2007	$0.00
Total	$95,652.00	$93,777.00			$70,000.00

NOTE: Assessment Values are determined by the Assessor. For your latest tax bill and tax amounts due, please visit the Treasurer & Tax Collector website.

Assessor's Responsible Division

District	**Phone:**	(213) 974-3108	**Region:**	23
Hall of Administration	**Toll Free:**	1 (888) 807-2111	**Cluster:**	23675
500 W. Temple St. Room 180	**Hours:**	M-F 8:00 am to 5:00 pm		
Los Angeles, CA 90012-2770				

Building and Land Characteristics

Land Information

Use Code: 100V (Commercial)
1: Commercial
0: Commercial
0: Unused or Unknown Code (No Meaning)
V: Vacant Land

Total SqFt(GIS):	0
Total SqFt(PDB):	5570
Usable SqFt:	5570
Acres:	
Land W'xD':	10 x 557

Sewers:	N
Flight Path:	N
X-Traffic:	N
Freeway:	N

Corner Lot:	N
Golf Front:	N
Horse Lot:	N
View:	None

Zoning:	(Refer Issuing Agency)
Code Split:	N
Impairment:	None

Legal Description (for assessment purposes):
TR=42611 NE 10 FT OF LOT 20

Building Information

Design Type: ()
:
:
:
:

SUBPART:	
Design Type:	
Quality Class:	

Units:	
Beds/Baths:	/
Building SqFt:	

Year Built:	
Effective Year:	
Depreciation:	/ /

RCN Other:	
RCN Other Trended:	
Year Change:	

Summary

AIN: 5237022047

Situs Address

901 CORPORATE CENTER DR
MONTEREY PARK CA, 91754-7630

Use Type:	Commercial	**Parcel Status:**	ACTIVE	**Tax Status:**	CURRENT
Parcel Type:	Regular Fee Parcel	**Create Date:**	01/02/1998	**Year Defaulted:**	
Tax Rate Area:	01840	**Delete Date:**		**Exemption:**	None
				Misfortune & Calamity Status:	N/A

Building (0101) & Land Overview

Use Code:	2723	**Units:**	0	**Use Code:**	2723
Design Type:	2710	**Beds/Baths:**	0/0	**Design Type:**	2710
Quality Class:	BX	**Building SqFt:**	95821	**Land SqFt:**	134796

Parcel Map / Map Index

Assessment Values

	2026 Roll Prep	2025 Current Roll	RC	YEAR	2007 Base Year
Land	$2,391,521.00	$2,344,629.00	T	2007	$1,750,000.00
Improvements	$3,211,474.00	$3,148,504.00	T	2007	$2,350,000.00
Total	$5,602,995.00	$5,493,133.00			$4,100,000.00

NOTE: Assessment Values are determined by the Assessor. For your latest tax bill and tax amounts due, please visit the Treasurer & Tax Collector website.

Assessor's Responsible Division

District		**Phone:**	(213) 974-3108	**Region:**	23
Hall of Administration		**Toll Free:**	1 (888) 807-2111	**Cluster:**	23675
500 W. Temple St. Room 180		**Hours:**	M-F 8:00 am to 5:00 pm		
Los Angeles, CA 90012-2770					

Building and Land Characteristics

Land Information

Use Code: 2723 (Parking Lot (Commercial Use Property))
2: Commercial
7: Parking Lot (Commercial Use Property)
2: Parking Structures - Patron or Employee
3: Three Stories

Total SqFt(GIS):	0
Total SqFt(PDB):	134796
Usable SqFt:	134600
Acres:	
Land W'xD':	239 x 564

Sewers:	N
Flight Path:	N
X-Traffic:	N
Freeway:	N

Corner Lot:	N
Golf Front:	N
Horse Lot:	N
View:	None

Zoning:	(Refer Issuing Agency)
Code Split:	N
Impairment:	None

Legal Description (for assessment purposes):
TR=42611 LOT 21

Building Information

Design Type: (2710)
2: Commercial
7: Parking Lot (Commercial or Patron)
1: Garage Structure
0: Unused or Unknown Code (No Meaning)

SUBPART:	0101
Design Type:	2710
Quality Class:	BX

Units:	0
Beds/Baths:	0/0
Building SqFt:	95821

Year Built:	1986
Effective Year:	1986
Depreciation:	MC50/ /0

RCN Other:	0
RCN Other Trended:	0
Year Change:	1987

Summary

AIN: 5237002021

Situs Address

,

Use Type:	Vacant Land	**Parcel Status:**	ACTIVE	**Tax Status:**	CURRENT
Parcel Type:	Regular Fee Parcel	**Create Date:**		**Year Defaulted:**	
Tax Rate Area:	01840	**Delete Date:**		**Exemption:**	None
				Misfortune & Calamity Status:	N/A

Building (0101) & Land Overview

Use Code:	010V	**Units:**		**Use Code:**	010V
Design Type:		**Beds/Baths:**	/	**Design Type:**	
Quality Class:		**Building SqFt:**		**Land SqFt:**	0

Parcel Map / Map Index

Assessment Values

	2026 Roll Prep	2025 Current Roll	RC	YEAR	2007 Base Year
Land	$614,954.00	$602,897.00	T	2007	$450,000.00
Improvements	$0.00	$0.00	T	2007	$0.00
Total	$614,954.00	$602,897.00			$450,000.00

NOTE: Assessment Values are determined by the Assessor. For your latest tax bill and tax amounts due, please visit the Treasurer & Tax Collector website.

Assessor's Responsible Division

District		**Phone:**	(213) 974-3108	**Region:**	23
Hall of Administration		**Toll Free:**	1 (888) 807-2111	**Cluster:**	23675
500 W. Temple St. Room 180		**Hours:**	M-F 8:00 am to 5:00 pm		
Los Angeles, CA 90012-2770					

Building and Land Characteristics

Land Information

Use Code: 010V (Single Family Residence)
0: Residential
1: Single Family Residence
0: Unused or Unknown Code (No Meaning)
V: Vacant Land

Total SqFt(GIS):	0
Total SqFt(PDB):	0
Usable SqFt:	34240
Acres:	
Land W'xD':	0 x 0

Sewers:	N
Flight Path:	N
X-Traffic:	Y
Freeway:	N

Corner Lot:	N
Golf Front:	N
Horse Lot:	N
View:	None

Zoning:	(Refer Issuing Agency)
Code Split:	N
Impairment:	None

Legal Description (for assessment purposes):
*TR=PARCEL MAP AS PER BK 157 P 70-71 OF P M LOT 3

Building Information

Design Type: ()
:
:
:
:

SUBPART:	
Design Type:	
Quality Class:	

Units:	
Beds/Baths:	/
Building SqFt:	

Year Built:	
Effective Year:	
Depreciation:	/ /

RCN Other:	
RCN Other Trended:	
Year Change:	